UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2008 (October 30, 2008)
Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Commonwealth Avenue, Suite 2
Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (617) 301-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

Background

As previously disclosed in EGPI Firecreek, Inc.’s (“EGPI” or the “Company”) filings with the U.S. Securities and Exchange Commission, as amended, the Company’s wholly-owned subsidiary, Firecreek Petroleum, Inc. (“FPI”), entered into a Purchase and Sale Agreement, dated November 10, 2005 (“Purchase Agreement”) with Newport Oil Corporation (“NOC”) providing for the sale to FPI of a fifty percent (50%) interest in two tracts of land in the state of Wyoming, County of Sweetwater, under the prospect name of “Ten Mile Draw” (“TMD”). The total investment at that time required to initiate phase one of the project was approximately $2.2 million, of which the Company paid approximately $1.1 million on November 14, 2005. In connection with the Purchase Agreement, FPI and NOC entered into an Operating Agreement providing for their mutual understandings pertaining to the exploration and development of these tracts for the production of oil and gas.

Sale of TMD

On October 30, 2008, the Company and NOC entered into an Agreement for Sale of Mineral Rights and an Assignment and Bill of Sale (collectively, the “Agreements”) relating to the Company’s sale, and NOC’s purchase, of the Company’s fifty percent (50%) undivided interest in the mineral rights created by oil and gas leases on the TMD real property, as described in the Agreements (“Mineral Rights”). Moreover, included in the sale was all of the Company’s interest in a lawsuit currently pending in the Third Judicial District Court of Sweetwater County, Wyoming (case Number Civil C-07-821-R, and styled Newport Oil Corp. v. Inter-Mountain Pipe and Threading Co.) (the “Suit”).The purchase price for these Mineral Rights and Suit was $125,000, payable in cash at closing.

A copy of the Agreement for Sale of Mineral Rights and Assignment and Bill of Sale are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 2.01Completion of Acquisition or Disposition of Assets

As described in Item 1.01 of this Form 8-K, on October 30, 2008, the Company and its wholly-owned subsidiary, Firecreek Petroleum, Inc. sold their fifty percent (50%) undivided interest in the mineral rights created by oil and gas leases on the TMD real property, as described in the Agreements.

Item 8.01 Other Events

Effective immediately, the Company’s address has been changes from 6564 Smoke Tree Lane
Scottsdale, AZ 85253 to the following:

50 Commonwealth Avenue, Suite 2
Boston, MA 02116

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit Number	Description

10.1 Agreement for Sale of Mineral Rights
10.2 Assignment and Bill of Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2008

EGPI FIRECREEK, Inc.

By:	/s/ Douglas D’Agata
Douglas D’Agata, Authorized Officer